AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 1997
                                                   REGISTRATION NO. 333-
===========================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                           ------------------------
                      CHAMPION INTERNATIONAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  NEW YORK                               13-1427390
    (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)

                              ONE CHAMPION PLAZA
                          STAMFORD, CONNECTICUT 06921
                                (203) 358-7000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                     INCLUDING AREA CODE, OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)

                   CHAMPION INTERNATIONAL CORPORATION
                            SAVINGS PLAN #077
                            SAVINGS PLAN FOR HOURLY EMPLOYEES #158
                            NONQUALIFIED SUPPLEMENTAL SAVINGS PLAN
                   THE EXECUTIVE RETIREMENT PLAN FOR
                       EMPLOYEES OF WELDWOOD OF CANADA LIMITED
                       (FULL TITLES OF THE PLANS)
                       --------------------------
                          LAWRENCE A. FOX, ESQ
                      VICE PRESIDENT AND SECRETARY
                   CHAMPION INTERNATIONAL CORPORATION
                           ONE CHAMPION PLAZA
                       STAMFORD, CONNECTICUT 06921
                              (203) 358-7000
         (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                       --------------------------
         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of the Registration Statement.


                        CALCULATION OF REGISTRATION FEE
==========================================================================================
                                               PROPOSED        PROPOSED
                             AMOUNT             MAXIMUM        MAXIMUM         AMOUNT OF
  TITLE OF SECURITIES         TO BE         OFFERING PRICE    AGGREGATE      REGISTRATION
   TO BE REGISTERED       REGISTERED(1)        PER SHARE    OFFERING PRICE      FEE(2)
==========================================================================================
     COMMON STOCK,
    $.50 PAR VALUE     5,000,000 SHARES(3)        NA              NA           $90,247
==========================================================================================

         (1) PLUS SUCH INDETERMINATE NUMBER OF ADDITIONAL SHARES AS MAY BECOME ISSUABLE BY OPERATION OF ANY ADJUSTMENTS TO THE COMMON STOCK.

         (2) THE REGISTRATION FEE HAS BEEN CALCULATED PURSUANT TO RULE 457(C) AND (H) ON THE BASIS OF THE AVERAGE OF THE HIGH AND LOW PRICES OF THE REGISTRANT'S COMMON STOCK AS REPORTED IN THE CONSOLIDATED REPORTING SYSTEM ON AUGUST 18, 1997, A DATE WITHIN FIVE BUSINESS DAYS PRIOR TO THE DATE OF FILING OF THIS REGISTRATION STATEMENT.

         (3) THE 5,000,000 SHARES OF COMMON STOCK TO BE OFFERED HEREBY CONSIST OF 3,000,000 SHARES ISSUABLE UNDER THE CHAMPION INTERNATIONAL CORPORATION SAVINGS PLAN #077 AND 2,000,000 SHARES ISSUABLE UNDER THE CHAMPION INTERNATIONAL SAVINGS PLAN FOR HOURLY EMPLOYEES #158. NO
SHARES OF COMMON STOCK ARE BEING REGISTERED UNDER THE CHAMPION INTERNATIONAL CORPORATION NONQUALIFIED SUPPLEMENTAL SAVINGS PLAN OR UNDER THE EXECUTIVE RETIREMENT PLAN FOR EMPLOYEES OF WELDWOOD OF CANADA LIMITED.

IN ADDITION, PURSUANT TO RULE 416(C) UNDER THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ALSO COVERS AN INDETERMINATE AMOUNT OF INTERESTS TO BE OFFERED OR SOLD PURSUANT TO THE EMPLOYEE BENEFIT PLANS DESCRIBED HEREIN.


                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The information called for in Part I of Form S-8 will be distributed to participants in the applicable plans.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by the Registrant under the Securities Exchange Act of 1934, as amended (the "1934 Act"), are incorporated by reference herein:

         (a) Annual Report on Form 10-K for the fiscal year ended
December 31, 1996.

         (b) Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1997.

         (c) Description of the Registrant's Common Stock, contained in any registration statement filed by the Registrant under the 1934 Act, including all amendments or reports filed for the purpose of updating such description.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement as modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

         The legality of the shares of Common Stock being offered hereby has been passed upon by Lawrence A. Fox, Esq., Vice President and Secretary of the Registrant. As of July 31, 1997, Mr. Fox was the beneficial owner of 2,554 shares of Common Stock and held options to purchase 5,950 shares of Common Stock.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Sections 721-725 of the New York Business Corporation Law (the "BCL") contain detailed provisions regarding indemnification of directors and officers of New York corporations against expenses, judgments, fines and amounts paid in settlement in connection with litigation. Article F of the Restated Certificate of Incorporation, as amended, of the Registrant requires the Registrant to indemnify its directors and officers to the fullest extent permitted by New York law, as such law may be amended from time to time. Article F also allows the Registrant, if and when deemed appropriate, to provide indemnification or reimbursement or advancement of expenses beyond the indemnification specifically allowed by the BCL to the extent permitted by law. In addition, the Registrant has purchased insurance policies that provide coverage for its directors and officers in certain situations.

ITEM 8.           EXHIBITS

         For a listing of Exhibits to this Registration Statement, see the Exhibit Index on page 7 which is incorporated by reference herein.

         The Registrant hereby undertakes to submit, or has submitted, to the Internal Revenue Service ("IRS") in a timely manner, the Registrant's Savings Plan #077 and Savings Plan for Hourly Employees #158, and any amendments thereto, for the purpose of receiving a determination letter that such plans are qualified under Section 401(a) of the Internal Revenue Code, and undertakes to make all changes required by the IRS in order to qualify such plans. Each of (a) the Registrant's Nonqualified Supplemental Savings Plan and (b) The Executive Retirement Plan for Employees of Weldwood of Canada Limited is a nonqualified plan.

ITEM 9.           UNDERTAKINGS

         (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                     (i) To include any prospectus required by Section
             10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the prospectus any facts or
             events arising after the effective date of the Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                     (iii) To include any material information with
             respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                  SIGNATURES

       THE REGISTRANT. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF STAMFORD AND STATE OF CONNECTICUT, ON AUGUST 21, 1997.

                                  CHAMPION INTERNATIONAL CORPORATION
                                              (Registrant)

                                  By  /s/ LAWRENCE A. FOX
                                      ------------------------------
                                      (LAWRENCE A. FOX)
                                      VICE PRESIDENT AND SECRETARY

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

   SIGNATURE                       TITLE                       DATE

                            Chairman of the Board,
                              Chief Executive Officer
                              and Director (Principal
RICHARD E. OLSON*             Executive Officer)            August 21, 1997
------------------------
(RICHARD E. OLSON)


                            Vice Chairman and Executive
                            Officer and Director
                            (Principal Accounting
KENWOOD C. NICHOLS*         Officer)                       August 21, 1997
------------------------
(KENWOOD C. NICHOLS)


                            Senior Vice President-
                              Finance (Principal
FRANK KNEISEL*                Financial Officer)
------------------------
(FRANK KNEISEL)                                           August 21, 1997


                            Director
------------------------
(LAWRENCE A. BOSSIDY)


ROBERT A. CHARPIE*          Director                      August 21, 1997
------------------------
(ROBERT A. CHARPIE)


H. CORBIN DAY*              Director                      August 21, 1997
------------------------
(H. CORBIN DAY)


ALICE F. EMERSON*           Director                      August 21, 1997
------------------------
(ALICE F. EMERSON)


ALLAN E. GOTLIEB*           Director                      August 21, 1997
------------------------
(ALLAN E. GOTLIEB)


SYBIL C. MOBLEY*            Director                      August 21, 1997
------------------------
(SYBIL C. MOBLEY)


                            Director
------------------------
(WALTER V. SHIPLEY)


RICHARD E. WALTON*          Director                     August 21, 1997
------------------------
(RICHARD E. WALTON)


JOHN L. WEINBERG*           Director                     August 21, 1997
------------------------
(JOHN L. WEINBERG)


*By /s/ LAWRENCE A. FOX
------------------------
   (LAWRENCE A. FOX)

      A MANUALLY SIGNED POWER OF ATTORNEY AUTHORIZING STEPHEN B. BROWN, LAWRENCE A. FOX AND RICHARD E. OLSON AND EACH OF THEM TO SIGN THIS REGISTRATION STATEMENT ON FORM S-8 AND ALL AMENDMENTS HERETO AS ATTORNEYS FOR DIRECTORS AND CERTAIN OFFICERS OF THE REGISTRANT IS BEING FILED CONCURRENTLY WITH THE SECURITIES AND EXCHANGE COMMISSION AS EXHIBIT 24 HERETO.

      THE PLANS. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF
1933, THE PENSION AND EMPLOYEE BENEFITS COMMITTEE, THE ADMINISTRATOR OF
THE REGISTRANT'S PLANS DESCRIBED HEREIN, HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, IN THE CITY OF STAMFORD, STATE OF CONNECTICUT, ON AUGUST 21, 1997.


                                CHAMPION INTERNATIONAL CORPORATION
                                   SAVINGS PLAN #077
                                   SAVINGS PLAN FOR HOURLY EMPLOYEES #158
                                   NONQUALIFIED SUPPLEMENTAL SAVINGS PLAN

                                BY /s/ WILLIAM C. FOSTER
                                   ---------------------------------------
                                      (WILLIAM C. FOSTER)
                                   SENIOR ASSOCIATE COUNSEL - EMPLOYEE
                                       RELATIONS/HUMAN RESOURCES


      Pursuant to the requirements of the Securities Act of 1933, the Compensation Committee of the Board of Directors of Weldwood of Canada Limited, the Administrator of the Weldwood of Canada Limited plan described herein, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Stamford, State of Connecticut, on August 21, 1997.


                                THE EXECUTIVE RETIREMENT PLAN FOR EMPLOYEES
                                  OF WELDWOOD OF CANADA LIMITED

                                By /s/ KENWOOD C. NICHOLS
                                   -----------------------------------------
                                      (KENWOOD C. NICHOLS)
                                    CHAIRMAN, COMPENSATION COMMITTEE



                              EXHIBIT INDEX

      Each Exhibit is listed according to the number assigned to it in the Exhibit Table of Item 601 of Regulation S-K.

 EXHIBIT NUMBER                     DESCRIPTION

     5                  Opinion of counsel, including consent.

    23.1                Consent of Independent Public Accountants.

    23.2                Consent of counsel (included in Exhibit 5).

    24                  Power of Attorney.